UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): February 24, 2010


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


  10940 Wilshire Blvd., Suite 2150, Los Angeles, California      90024
  ---------------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Fiscal 2009 Annual Meeting of the Shareholders of The InterGroup Corporation (the "Company") was held on February 24, 2010 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, John V. Winfield and Josef A Grunwald were elected as Class A Directors, to serve a three year term expiring at the Fiscal 2012 Annual Meeting of Shareholders. Directors Gary N. Jacobs, John C. Love and William
J. Nance continue their terms as the Company's other directors. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee's selection of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010 and for approval of The InterGroup Corporation 2010 Omnibus Employee Incentive Plan. A tabulation of the vote follows:

Proposal (1) - Election of Class A Directors:

  Nominees:             Votes For          Withheld         Broker Von-Votes
  ---------             ---------          --------         ----------------
John V. Winfield        1,693,773           16,836              366,471
Josef A. Grunwald       1,693,855           16,754

Proposal (2) - Ratification of the Appointment of Burr Pilger Mayer, Inc. as
               The Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30 2010:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
  2,041,451             31,161               4,468                    -

Proposal (3) - Approval of The InterGroup Corporation 2010 Omnibus Employee
               Incentive Plan:

  Votes For             Against            Abstained        Broker Non-Votes
  ---------             -------            ---------        ----------------
  1,563,819             109,830             36,960              366,471


Following the Annual Meeting of Shareholders, the Board of Directors of the Company formally adopted The InterGroup Corporation 2010 Omnibus Employee Incentive Plan.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION

Dated: March 1, 2010                     By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

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